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                                                                     EXHIBIT 4.1

                                                                Cusip No.#.

         NUMBER                                                 SHARES

                                                            See Reverse for
                                                            Certain Definitions

                                    [LOGO]

              Incorporated under the laws of the State of Nevada

                         Hosp-Italia Industries, Inc.

                      AUTHORIZED STOCK 55,000,000 SHARES
                                PAR VALUE $.001

This is to certify that _______________________________________ is the owner of
_____________________________________________________________fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signatures of its duly authorized officers.
Dated

                              Chief Financial Officer                 President

Transfer Agent:                                                                   Countersigned:_______________________
                                                                                 Authorized Signature

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ..........Custodian..........
                                                                   (Cust)            (Minor)

TEN ENT   - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN    - as joint tenants with right of
          survivorship and not as tenants    Act...........................
          in common                                 (State)
          Additional abbreviations may also be used though not in the above list

For value received ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________

________________________________________________________________________________
________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________     _______________
         In presence of

                                                        ________________________

_________________________